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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated June 26, 1997, except for Note 9, for which the date is July 31, 1997, on our audit of the financial statements of About Health, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          Coopers & Lybrand L.L.P.

November 21, 1997